NATIONWIDE MUTUAL FUNDS
Nationwide Bailard International Equities Fund

Supplement dated July 8, 2019
to the Summary Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Peter M. Hill	Chairman and Chief Executive Officer	Since 2006
Eric P. Leve, CFA	Chief Investment Officer	Since 2006
Daniel McKellar, CFA	Vice President	Since 2015
Anthony Craddock	Senior Vice President	Since 2019*

* Mr. Craddock previously served as a portfolio manager to the Fund from 2006 to 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE